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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AMERICAN SPECTRUM REALTY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SPECTRUM REALTY, INC.
7700 Irvine Center Drive, Suite 555
Irvine, California 92618

Dear Stockholder:

        On behalf of the Board of Directors of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), I cordially invite you to attend the Company's 2003 Annual Meeting of Stockholders, which will be held on Wednesday, May 7, 2003, at 9:00 a.m., local time, at The Houstonian, 111 North Post Oak Lane, Houston, Texas.

        The attached Proxy Statement describes in detail the following matters expected to be acted upon at the Annual Meeting: the election of seven nominees for directors of the Company and the ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors. At the Annual Meeting, we will also report on the Company's progress and respond to any questions that you may have about the Company's business.

        We sincerely hope that you will be able to attend and participate in the Company's Annual Meeting of Stockholders. Whether or not you plan to come to the Annual Meeting, however, it is important that your shares be represented and voted at the meeting. You may vote your shares by completing the accompanying proxy card, by a telephone proxy authorization, or by authorizing a proxy electronically via the Internet. Please see the instructions on the accompanying proxy card for details on telephone and electronic proxy voting.

        BY RETURNING YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY A TELEPHONE PROXY AUTHORIZATION OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

Sincerely,

William J. Carden Chairman of the Board

Irvine, California
April 8, 2003

AMERICAN SPECTRUM REALTY, INC.
7700 Irvine Center Drive, Suite 555
Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Wednesday, May 7, 2003

To the Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), will be held on Wednesday, May 7, 2003, at 9:00 a.m., local time, at The Houstonian, 111 North Post Oak Lane, Houston, Texas 77057.

        At the Annual Meeting, stockholders will be asked:

  1.
  To elect seven directors to serve until the Company's next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

  2.
  To ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2003.

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof and may properly be voted upon.

        The Board of Directors of the Company has fixed the close of business on March 10, 2003, as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders of record as of the Record Date will be admitted to the Annual Meeting upon presentation of identification. Stockholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you own shares of the Company's Common Stock beneficially, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the Annual Meeting in order to vote.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

        EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      By Order of the Board of Directors

                      Harry A. Mizrahi, Secretary

Irvine, California
April 8, 2003

AMERICAN SPECTRUM REALTY, INC.
7700 Irvine Center Drive, Suite 555
Irvine, California 92618

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 7, 2003

General

        This Proxy Statement is provided to the stockholders of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), in order to solicit proxies, in the form enclosed, for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 7, 2003, at 9:00 a.m., local time, at The Houstonian, 111 North Post Oak Lane, Houston, Texas, and any adjournments or postponements thereof (the "Annual Meeting"). The Board of Directors (the "Board") knows of no matters to come before the Annual Meeting other than those referred to in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 8, 2003.

Solicitation

        This solicitation is made by mail on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

Voting Procedures

        Only those holders of Common Stock of record as of the close of business on March 10, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted. A total of 5,545,179 shares of Common Stock were issued and outstanding as of the Record Date.

        The presence of the holders of shares representing a majority of the outstanding shares of Common Stock entitled to vote, whether in person or by proxy, is necessary to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote on a matter on which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the existence of a quorum. Directors are elected by a plurality of the votes cast. The ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors for fiscal year ending December 31, 2003, requires a majority of the votes cast at the Annual Meeting. For purposes of the election of directors, abstentions will have no effect on the result of the vote. It is expected that brokers will have discretionary power to vote on each of the proposals.

        Shares represented by properly executed proxies in the form enclosed that are timely received by Mellon Investor Services, as the Tabulator for the Company, and not revoked will be voted as instructed on the proxy. If instructions are not given on a properly executed and returned proxy, the shares represented thereby will be voted (i) FOR the election of each of the seven nominees for director, and (ii) FOR the ratification of the selection of BDO Seidman, LLP, to serve as independent auditors of the Company. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to voting.

Revocability of Proxies

        Stockholders may revoke a proxy at any time before the proxy is voted. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the Annual Meeting.

Background

        Substantially all of the Company's assets are held through an operating partnership (the "Operating Partnership") in which the Company holds a 1% general partner interest and an 87.4% limited partner interest. Holders of limited partnership units in the Operating Partnership ("OP Units") have the same rights to distributions as holders of the Common Stock and have the right to have their OP Units redeemed by the Operating Partnership and to receive, at the Company's option, in exchange for each OP Unit, either one share of Common Stock or cash equal to the fair market value of one share of Common Stock at the date of exchange.

        In October 2001, the Company issued shares of Common Stock and OP Units to various individuals and entities in exchange for certain real property and operating assets (the "Consolidation") and commenced operations.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

        Stockholders will be asked at the Annual Meeting to elect seven directors, who will constitute the full Board of Directors. Each elected director will hold office until the next Annual Meeting of Stockholders and until the director's successor is duly elected and qualifies. If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, solicited proxies will be voted for the election of the person, if any, designated by the Board to replace that nominee.

        Stockholders may withhold authority to vote for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AS TO ALL on the proxy card, or (ii) for any one or more individual nominees, by checking the box marked FOR ALL EXCEPT on the proxy card and writing the name of individual nominees in the space provided on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

        The following seven persons have been selected by the Board as nominees for election to the Board of Directors:

              Timothy R. Brown
              William J. Carden
              Lawrence E. Fiedler
              John N. Galardi
              William W. Geary, Jr
              John F. Itzel
              Harry A. Mizrahi

        The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. Of the seven nominees, five are incumbent directors and two are new nominees. The following is information concerning the new nominees:

        John N. Galardi (age 65)—Mr. Galardi has been the Chairman and Chief Executive Officer of Galardi Group, Inc., a privately-held franchising company encompassing more than 350 restaurants, most prominent among them is the Wienerschnitzel chain, since 1964. Mr. Galardi has been a director of CGS Real Estate Company, Inc. ("CGS") since 1989. He currently serves as a member of the Board of BCT International, Inc. in Fort Lauderdale, Florida, Straub Distributing Company, the largest Budweiser distributor in Southern California and Renovar Energy Corporation in Midland, Texas. He previously served on the Board of Advisors of National Bank of Southern California and Marine National Bank. Mr. Galardi attended Southwest Baptist University in Missouri.

        John F. Itzel (age 56)—From 1995 until 2000, Mr. Itzel managed a large real estate portfolio for Pacific Gulf Properties, a real estate investment trust located in Newport Beach, California. From January 2000 to December 2002, Mr. Itzel was a commercial real estate broker. Prior to 1995, Mr. Itzel was a banker with a specialty in major real estate loans. He received a BA in economics from California State University and is a licensed California Real Estate Broker.

        Information concerning the incumbent directors is set forth under "Board of Directors, Executive Officers and Senior Management."

Required Vote

        A plurality of the votes cast at the Annual Meeting is required to elect a director.

The Board of Directors recommends a vote FOR each of the named nominees.

BOARD OF DIRECTORS,
EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

Directors, Executive Officers and Senior Management

        The following table sets forth certain information concerning the directors, executive officers and senior management of the Company as of February 28, 2003:

NAME	POSITION	AGE	APPROXIMATE TIME IN OFFICE
William J. Carden	Chairman of the Board, Chief Executive Officer and President Acting Chief Financial Officer	58	Since 2000 Since 2002
Timothy R. Brown	Director	56	Since 2000
Lawrence E. Fiedler	Director	64	Since 2000
William W. Geary, Jr.	Director	60	Since 2000
Harry A. Mizrahi	Director, Chief Operating Officer and Senior Vice President Secretary	45	Since 2000 Since 2002
Thomas N. Thurber	Senior Vice President	52	Since 2000
Paul E. Perkins	Senior Vice President	37	Since 2000
Patricia A. Nooney	Senior Vice President Treasurer	46	Since 2000 Since 2002

        William J. Carden—Mr. Carden is Chairman of the Board, Chief Executive Officer, President (positions held since the formation of the Company) and Acting Chief Financial Officer (since August 2002) of the Company. Mr. Carden serves as an officer and director of CGS and related companies, positions he has held since 1989. He received an accounting degree from Long Beach State University.

        Timothy R. Brown—Mr. Brown serves as a director, as chairman of the Company's Audit Committee and as a member of the Company's Compensation Committee and the Company's Nominating Committee. Since 1999, Mr. Brown has been a partner in the law firm of Thompson & Knight LLP in Houston, Texas. Prior to 1999, Mr. Brown was a partner in the law firm of Brown Parker & Leahy, L.L.P. for twenty-one years. Mr. Brown also serves as a director of Southwest Bank of Texas, a subsidiary of Southwest Bank of Texas Bancshares. He received a BA from Stanford University and a JD from the University of Texas School of Law.

        Lawrence E. Fiedler—Mr. Fiedler serves as a director, as chairman of the Company's Nominating Committee and as a member of the Company's Audit Committee and the Company's Compensation Committee. Since 1987, Mr. Fiedler has been the President of JRM Development Enterprises, Inc. and its affiliated companies in New York, New York. These companies have developed, acquired, managed and leased retail, residential and commercial properties throughout the United States. Since 1979, Mr. Fiedler has been an Adjunct Professor at the New York University Real Estate Institute. Mr. Fiedler received a BS from Syracuse University, an LLB from New York University School of Law and an LLM from New York University School of Law in Taxation. Mr. Fiedler is the President and sole director of a corporation which serves as the general partner of a limited partnership that filed a petition for reorganization under Chapter XI of the Federal Bankruptcy Act in November 2000.

        William W. Geary, Jr.—Mr. Geary serves as a director, as chairman of the Company's Compensation Committee and as a member of the Company's Audit Committee and the Company's Nominating Committee. Since February 1986, Mr. Geary has been the President of Carlsberg Management Company, a real estate development and management company in Los Angeles, California. Mr. Geary received his BS and MBA from Northwestern University. Mr. Geary holds the designations of Charter Financial Analyst, Certified Property Manager ("CPM"), Specialist in Real Estate Securities and Certified Commercial-Investment Member ("CCIM"). He is a Member of the Los Angeles Society of Security Analysts.

        Harry A. Mizrahi—Mr. Mizrahi serves as a director, and is the Chief Operating Officer, Senior Vice President (positions held since the formation of the Company) and Secretary (since August 2002) of the Company. During 1999 and 2000, Mr. Mizrahi headed the New York office of International Property Corporation, an affiliate of the Reichmann Group of Companies. Mr. Mizrahi is an Adjunct Assistant Professor at New York University's Real Estate Institute. From 1994 to 1998, Mr. Mizrahi was a Vice President and Director of Salomon Brothers' and Salomon Smith Barney's Real Estate Investment Banking Groups. From 1981 to 1991, Mr. Mizrahi was employed by Eastdil Realty, where he was most recently an officer and partner. Mr. Mizrahi received a BA from Northwestern University and an MBA from Columbia University Graduate School of Business and has attended Harvard University Kennedy School of Government.

        Thomas N. Thurber—Mr. Thurber is a Senior Vice President of the Company. From August 2000 to August 2002, Mr. Thurber was the Company's Chief Financial Officer and Secretary. From 1995 to October 2001, Mr. Thurber was the Chief Financial Officer of CGS and an officer and director of affiliates of CGS and related companies. Mr. Thurber received an accounting degree from Florida State University. Mr. Thurber is a Certified Public Accountant.

        Paul E. Perkins—Mr. Perkins is a Senior Vice President of the Company. From 1994 to October 2001, Mr. Perkins was an officer of CGS and held various officer positions with companies affiliated with CGS. From 1988 to 1992, he was an investment broker with the Seeley Company, a Los Angeles-based commercial real estate brokerage firm. Mr. Perkins received an undergraduate degree in Business and Finance from the University of Southern California and a Master's Degree in Real Estate from New York University.

        Patricia A. Nooney—Ms. Nooney is a Senior Vice President (position held since the formation of the Company) and Treasurer (since February 2002) of the Company. From October 1997 to October 2001, Ms. Nooney was the President of the St. Louis office of an affiliate of CGS, which did business as Coldwell Banker Commercial American Spectrum. From 1981 to September 1997, Ms. Nooney was an officer of Brooklyn Street Properties, Inc. From 1978 to 1981, Ms. Nooney was an auditor with Deloitte & Touche. Ms. Nooney received a BA in Business Administration from the University of Miami. Ms. Nooney holds the designations of CPM and CCIM. Ms. Nooney serves as the 2003 National President of the Institute of Real Estate Management.

Information on Meetings and Committees of the Board of Directors

        In 2002, the Board established an Audit Committee and a Compensation Committee and in January 2003 established a Nominating Committee. During 2002, the Board held three regular meetings and six special meetings, at which all members were present. The Audit Committee held twelve meetings during 2002, at which all members were present except for one meeting which one director did not attend. The Compensation Committee held one meeting during 2002, at which all members were present.

Audit Committee

        The Audit Committee is composed of the three non-employee directors of the Company: Mr. Brown, Mr. Fiedler and Mr. Geary. Each of the members of the Audit Committee is independent within the meaning of the listing standards of the American Stock Exchange ("Amex"). In 2002, the Audit Committee held regular and quarterly meetings throughout the year. The Audit Committee has the authority, among other things, to appoint and dismiss the Company's independent auditors, discuss the scope and results of the audit with the independent auditors, review with management and the independent auditors the Company's interim and year-end operating results, consider the adequacy of the Company's internal accounting controls and audit procedures and review non-audit services to be performed by the independent auditors.

Report of the Audit Committee

        The Audit Committee is composed of three directors, acts under the written charter adopted and approved by the Board, and is independent, within the meaning of the listing standards of the Amex. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee assists the Board in its oversight of the Company's financial reporting process and selects the independent auditors. The Committee receives information from, consults with, and provides its views and direction to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

        Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the Board.

        In this context, the Audit Committee (i) appointed the independent auditors (see Proposal Number Two—Ratification of Selection of Independent Auditors) and (ii) reviewed and discussed with management and BDO Seidman the Company's audited financial statements for 2002. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors' provision of certain non-audit services, namely tax return preparation, to the Company is compatible with the auditor's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for 2002.

  Respectfully submitted,

  AUDIT COMMITTEE
  Timothy R. Brown, Chairman
  Lawrence E. Fiedler
  William W. Geary, Jr.

Compensation Committee

        The Compensation Committee was established by the Board in 2002 and is composed of the three non-employee directors of the Company: Mr. Brown, Mr. Fiedler and Mr. Geary. No member of the Compensation Committee has served as an officer of the Company or any of its subsidiaries. The Compensation Committee held it's first meeting in November 2002. The Compensation Committee has the authority to renew and approve salary arrangements, including grants of annual incentive awards for the Company's directors, officers and other employees, adopt and amend employment agreements for its officers and other employees, and administer the Company's stock plan.

Compensation Committee Report on Executive Compensation

        Until November 2002, all compensation matters, review of employment agreements and the awarding of shares and options were considered by the full Board. The Board and the Compensation Committee believe that the compensation program for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. The Company commissioned an independent compensation study, looked to surveys and to other publicly available information to ensure that the Company's executive compensation is comparable to that of similarly situated companies within and outside of the real estate industry.

        The compensation opportunities for the executive officers are intended to attract, motivate and retain talented executives and to ensure continuity and stability of management. As presently in place, the annual compensation program for executive officers includes: 1) an annual base salary that is competitive with the market and reflects individual performance, 2) a cash bonus based on the individual's achievement of performance goals and criteria to be established in the discretion of the Compensation Committee, and 3) long-term stock-based incentive awards, such as the restricted stock and options to purchase stock which were granted during 2001 and 2002. In making compensation decisions, the Board has considered, and the Compensation Committee will consider, such factors as the specific performance of the Company, the respective executive officer and the overall compensation of all of its executives.

        Prior to the Consolidation, the management of the Company commissioned a comprehensive study related to board and officer compensation, which was used as a basis to negotiate the terms and provisions of the initial employment agreements for the executive officers. The salaries, bonuses and long-term stock-based incentives of the executive officers, as set forth in their respective employment agreements (and paid pro rata for 2001), were intended to recognize the contributions of each executive officer in connection with the Consolidation transaction, the Company's commencement of operations as a public company and the ongoing obligations of the executive officers. During 2001 and

2002, the Company finalized employment agreements with each of Mr. Carden, Mr. Mizrahi, Mr. Thurber, Mr. Perkins and Ms. Nooney.

  Respectfully submitted,

  COMPENSATION COMMITTEE
  Timothy R. Brown
  Lawrence E. Fiedler
  William W. Geary, Jr., Chairman

Compensation of Directors

        Each non-employee director receives $12,000 annually for serving on the Board, $1,000 for each meeting attended in person and $500 for each telephonic meeting in which the director participates, including any committee meetings. A director may elect to receive the fee in cash or in Common Stock valued at its then fair market value. Each director is also reimbursed for travel expenses for attending meetings. Pursuant to the Company's Omnibus Stock Incentive Plan (the "Plan"), each non-employee director was granted (i) an option to purchase 5,000 shares of Common Stock upon the completion of the Consolidation in October 2001, at an exercise price of $15.00 per share, which was the amount at which shares of Common Stock were valued for purposes of the Consolidation (the "Exchange Value"), (ii) an option to purchase 5,000 shares six months after the Consolidation at an exercise price of $6.79 per share, the fair market value on the date of such grant, and (iii) an option to acquire 5,000 shares of Common Stock upon his election as a director in November 2002 at an exercise price of $5.03, the fair market value on the date of such grant. As an incentive for continued service, each non-employee director duly elected at this Annual Meeting of the Stockholders is entitled to an annual option to acquire an additional 5,000 shares of Common Stock. The exercise price will be at the fair market value on the date of the Annual Meeting.

Executive Compensation

        The following table sets forth, in summary form, the compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated officers of the Company (the "Named Executive Officers") whose total annual salary and bonus equaled or exceeded $100,000 for services rendered to the Company in all capacities for 2002.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
	Annual Compensation				Awards
Name and Principal Position Held During 2002	Year	Salary $	Bonus $	Other Annual Compensation $	Restricted Stock Awards $	Securities Underlying Options # (9)
William J. Carden	2002	481,723(1)	—	—	—	12,500
Chief Executive Officer	2001	(2)	(2)	—	262,500(3)	12,500
Harry A. Mizrahi	2002	199,833	—	—	—	25,000
Chief Operating Officer	2001	(4)	—	—	525,000(3)	25,000
Thomas N. Thurber	2002	293,077	—	—	—	25,000
Senior Vice President	2001	(5)	—	—	525,000(3)	25,000
Paul E. Perkins	2002	122,115	100,000	—	—	7,500
Senior Vice President	2001	(6)	(6)	—	150,000(3)	7,500
Patricia A. Nooney	2002	176,194	35,000	69,400(8)	—	2,250
Senior Vice President	2001	(7)	—	—	30,000(3)	2,250

(1)
Represents total compensation for services provided by Mr. Carden which was paid by the Company to Mr. Carden or his affiliated companies.

(2)
Prior to the Consolidation, Mr. Carden earned $372,083 in 2001 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Carden earned $100,417 in compensation and a cash bonus of $100,000 for 2001, which was paid by the Company to Mr. Carden or his affiliated companies.

(3)
For 2001, represents the following numbers of restricted shares granted on October 15, 2001: Mr. Carden 17,500; Mr. Mizrahi 35,000; Mr. Thurber 35,000; Mr. Perkins 10,000; and Ms. Nooney 2,000. The dollar value is based on $15.00 per share, the Exchange Value. The restricted shares are subject to repurchase by the Company upon termination of the individual's employment for a price of $.01 per share. For Mr. Carden, Mr. Perkins and Ms. Nooney, the repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the grant date. For Mr. Mizrahi, the repurchase option lapsed on October 14, 2002. For Mr. Thurber, the repurchase option for 25% of the shares lapsed on September 1, 2002, and the remaining repurchase options will lapse on September 1, 2003 and/or September 1, 2004, based on a performance-based formula. Recipients of restricted stock paid no consideration to the Company for their shares, have the right to vote their shares, to receive and retain all cash dividends payable to the Company's stockholders and to exercise all other rights, powers and privileges of a stockholder, with the exception that the recipients may not transfer the Common Stock during the restricted period.

(4)
Prior to the Consolidation, Mr. Mizrahi earned $158,334 in 2001 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Mizrahi earned $41,666 in compensation for 2001, which was paid by the Company.

(5)
Prior to the Consolidation, Mr. Thurber earned $169,708 in 2001 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Thurber earned $57,292 in compensation for 2001, which was paid by the Company.

(6)
Prior to the Consolidation, Mr. Perkins earned $67,291 in 2001 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Perkins earned $24,375 in compensation for 2001, which was paid by the Company. In addition, the Company paid Mr. Perkins a cash bonus of $100,000 for 2001.

(7)
Prior to the Consolidation, Ms. Nooney earned $114,791 in 2001 in compensation paid by CGS and its affiliates. After the Consolidation, Ms. Nooney earned $26,875 in compensation for 2001, which was paid by the Company.

(8)
Represents 10,000 shares of restricted shares granted on April 16, 2002. The restricted shares were subject to repurchase by the Company upon the termination of Ms. Nooney employment for a price of $.01 per share. The repurchase option lapsed on October 16, 2002. Ms. Nooney paid $.01 per share for the restricted shares.

(9)
The Named Executive Officers were granted options to purchase shares on the October 15, 2001 and April 15, 2002. For Mr. Carden, Mr. Perkins and Ms. Nooney, 25% of the options vested on each of the respective grant dates and will vest annually thereafter in equal installments. For Mr. Mizrahi, the option fully vested on each of the respective grant dates. For Mr. Thurber, 25% of the options vested on each of the respective grant dates and the remainder will vest on September 1, 2003 and/or September 1, 2004, based on a performance-based formula.

STOCK OPTION GRANTS IN 2002

        The following table sets forth information regarding stock options granted to the Named Executive Officers during 2002. No SARs (stock appreciation rights) were granted by the Company. See Compensation Table above for information concerning grants of restricted stock.

Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/ SARs Granted	% of Total Options/ SARs Granted to Employees in 2002	Exercise or Base Price ($/Sh)(1)	Expiration Date(2)	5%(3)	10%(3)
William J. Carden	12,500	17.3%	$6.77	04/15/2012	$53,220	$134,870
Harry A. Mizrahi	25,000	34.6%	$6.77	04/15/2012	$106,440	$269,741
Thomas N. Thurber	25,000	34.6%	$6.77	04/15/2012	$106,440	$269,741
Paul E. Perkins	7,500	10.4%	$6.77	04/15/2012	$31,932	$80,922
Patricia A. Nooney	2,250	3.1%	$6.77	04/15/2012	$9,580	$24,277

(1)
The exercise price was equal to the fair market value of the Company's Common Stock on the date of grant.

(2)
For Mr. Carden, Mr. Perkins and Ms. Nooney, 25% of the options vested on April 15, 2002 and will vest annually thereafter in equal installments. For Mr. Mizrahi, the option fully vested on April 15, 2002. For Mr. Thurber, 25% of the options vested on the grant date and the remainder will vest on September 1, 2003 and/or September 1, 2004, based on a performance-based formula.

(3)
The amounts disclosed in these columns, which reflect appreciation of the Company's Common Stock price at assumed 5% and 10% rates, as required by the SEC, are not intended to be a forecast of the Company's Common Stock price and are not necessarily indicative of actual values which may be realized by the Named Executive Officers. These assumed rates of 5% and 10% would result in the Company's Common Stock price increasing from $6.77, the fair market value on the date of grant, to approximately $11.03 per share and $17.56 per share, respectively.

AGGREGATED OPTION EXERCISES IN 2002
AND YEAR-END OPTION VALUES

        The following table sets forth information regarding each exercise of stock options during 2002 by the Named Executive Officers and the year-end value of unexercised options held by such persons.

			Number of Securities Underlying Unexercised Options/SARs at 12/31/02(#)	Value of Unexercised In-the-Money Options/SARs at 12/31/02(#)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
William J. Carden	—	—	9,375/15,625	—/—
Harry A. Mizrahi	—	—	50,000/0	—/—
Thomas N. Thurber	—	—	12,500/37,500	—/—
Paul E. Perkins	—	—	5,625/9,375	—/—
Patricia A. Nooney	—	—	1,687/2,813	—/—

Employment Agreements

        The Company has entered into employment agreements with each of Mr. Carden, Mr. Mizrahi, Mr. Thurber, Mr. Perkins and Ms. Nooney. The employment agreements for the Named Executive Officers provide for an annual base salary as follows: Mr. Carden—$482,000, Mr. Mizrahi—$204,500, subject to increase up to $504,500 upon achievement of targets relating to the Company's total assets; Mr. Thurber—$300,000, Mr. Perkins—$125,000; and Ms. Nooney—$125,000 through January 28, 2002, and increased to $175,000 upon her election as Treasurer of the Company. The agreements also provide for severance compensation in the event of a termination of employment without cause.

        Effective October 15, 2001, the Company and Mr. Carden entered into a three year employment agreement. After the initial term, this agreement will automatically renew for additional one-year periods unless either party gives written notice pursuant to this agreement. Under this agreement, Mr. Carden is entitled to the previously mentioned salary and an annual incentive bonus, which shall be determined in the sole discretion of the Board or the Compensation Committee.

        Effective October 15, 2001, November 1, 2001, and April 3, 2002, the Company and each of Mr. Mizrahi, Ms. Nooney and Mr. Perkins, respectively, entered into a one year employment agreement. After the initial term, each agreement will automatically renew for additional one-year periods unless either party gives written notice pursuant to the agreement. Under these agreements, the individuals are entitled to the previously mentioned salary and an annual incentive bonus, which shall be determined in the sole discretion of the Board or the Compensation Committee.

        Effective September 1, 2002, the Company and Mr. Thurber entered into a two year employment agreement. After the initial term, this agreement will automatically renew for additional one-year periods unless either party gives written notice pursuant to this agreement. Under this agreement, Mr. Thurber is entitled to the previously mentioned salary and an annual incentive bonus, which shall be determined in the sole discretion of the Board or the Compensation Committee.

Stock Incentive Plan

        The Board adopted the Omnibus Stock Incentive Plan in July 2001 and believes that the Plan is in the best interests of the Company and will enable it to attract and retain highly qualified executive officers, directors and employees. All of the options and restricted stock described above were granted under the Plan.

        The Plan is administered by the Compensation Committee and provides for the granting of options, stock appreciation rights, restricted stock and performance units and shares, as may be determined by the Board. Under the Plan, up to a total of 720,000 shares of the Company's Common Stock may be issued to executive officers, directors or other key employees of the Company. Options to acquire Common Stock are expected to be in the form of incentive and non-qualified stock options and are exercisable for up to ten years following the date of the grant. The Board will set the exercise price of each option, but the Plan requires that the exercise price per share equal or exceed the fair market value of the Company's Common Stock on the grant date.

PERFORMANCE GRAPH

        The following graph is a comparison of the 13 month cumulative stockholder total return on the Common Stock from November 20, 2001, the first day the Common Stock was traded on the American Stock Exchange ("Amex"), through December 31, 2002, to the cumulative total return on the Amex Market Value (U.S.) Index, the NAREIT Equity Index and the Morgan Stanley REIT Index. The graph assumes an investment of $100 in the Common Stock and each of the indices at the close of business on November 20, 2001, the first trading day for the Common Stock, and that all dividends were reinvested. The return shown on the graph is not necessarily indicative of future performance:

COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*

AMONG AMERICAN SPECTRUM REALTY INC., THE AMEX MARKET VALUE (U.S.) INDEX,
THE NAREIT EQUITY INDEX AND THE MORGAN STANLEY REIT INDEX

        *  $100 invested on 11/20/01 in stock or index including reinvestment of dividends. Fiscal year ended December 31.

AMERICAN SPECTRUM REALTY INC.

	Cumulative Total Return
	11/01	12/01	3/02	6/02	9/02	12/02
AMERICAN SPECTRUM REALTY, INC.	100.00	53.38	51.50	57.06	46.52	35.41
AMEX MARKET VALUE (U.S.)	100.00	103.19	105.32	93.05	79.74	84.29
NAREIT EQUITY	100.00	103.48	112.02	117.64	106.99	107.43
MORGAN STANLEY REIT	100.00	104.01	112.64	117.95	107.89	108.25

        The Company intends to use the Amex Market Value (U.S.) Index in future years and to discontinue using the Morgan Stanley REIT Index, to meet the requirement that it use a broad equity market index.

SECURITY OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table provides information regarding the beneficial ownership of Common Stock as of February 28, 2003, by (i) each of the Company's directors and nominees, (ii) each of the executive officers, (iii) all directors, nominees and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company's directors, nominees, executive officers and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF COMMON STOCK(2)	PERCENTAGE OF OUTSTANDING COMMON STOCK(3)
Directors, Nominees and Executive Officers
William J. Carden (4)	1,637,045	25.6%
John N. Galardi (5)	930,701	16.3%
Harry A. Mizrahi (6)	85,000	1.5%
Thomas N. Thurber (7)	38,750	*
Paul E. Perkins (8)	17,500	*
Patricia A. Nooney (9)	14,876	*
Timothy R. Brown (10)	11,250	*
Lawrence E. Fiedler (11)	11,250	*
William W. Geary, Jr. (12)	6,250	*
John F. Itzel (13)	—	*
All Directors, Nominees and Executive Officers as a Group (10 persons) (14)	2,113,443	32.6%
Others
Ira J. Gaines (15)	312,640	5.6%

*
Less than 1%

(1)
Except as specifically noted in the footnotes below, the address of each of the named beneficial owners is c/o American Spectrum Realty, Inc., 7700 Irvine Center Drive, Suite 555, Irvine, California 92618.

(2)
For each beneficial owner, includes Common Stock subject to options or conversion rights exercisable, respectively within 60 days of February 28, 2003. Includes as to Mr. Carden, Mr. Galardi and Ms. Nooney, Common Stock issuable in exchange for OP Units.

(3)
The percentage ownership is based on 5,545,179 outstanding shares of Common Stock and shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(4)
Includes 13,125 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Carden's employment for a price of $.01 per share. The repurchase option lapses in three equal installments on October 15, 2003, 2004 and 2005. Includes 741,539 shares of Common Stock and 464,819 shares of Common Stock issuable on exchange of OP Units owned by

  Mr. Carden and the persons or entities listed as follows: (i) the 13,125 restricted shares referred to above, (ii) 2,600 shares issuable upon exchange of OP Units owned by Mr. Carden, (iii) 78,406 shares issuable upon exchange of OP Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael L. Matkins is trustee, (iv) 263,253 shares of Common Stock and 160,266 shares issuable upon exchange of OP Units owned by Mr. Carden's spouse, (v) 4,000 shares owned by a trust for the benefit of Mr. Carden's daughter, as to which Mr. Brown is the trustee, (vi) 45,529 shares issuable in exchange of OP Units owned by a limited partnership controlled by Mr. Carden and (vii) 461,161 shares of Common Stock and 178,018 shares issuable upon exchange of OP Units owned by companies controlled by Mr. Carden. Certain shares may be deemed to be beneficially owned by Mr. Carden and may also be deemed to be beneficially owned by Mr. Galardi. Mr. Carden disclaims beneficial ownership of the shares and OP Units held by his spouse and trusts for his children. Includes 12,500 shares of Common Stock, which Mr. Carden has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

  In addition, includes 371,044 shares of Common Stock which Mr. Carden has the right to acquire pursuant to a Put and Call Agreement entered into on October 4, 2001, which provided, among other things, for an option by Mr. Carden and others to purchase 400,000 shares of Common Stock on November 20, 2002, at $16.50 per share and for an option by the holders of such 400,000 shares to sell such shares to Mr. Carden and others on November 20, 2002, at $13.50 per share. The holders of such shares have elected to exercise their option to sell 371,044 such shares to Mr. Carden at $13.50 per share (28,956 of such shares having been previously purchased by Mr. Carden). Mr. Carden has agreed to purchase such shares.

(5)
Mr. Galardi's address is 39590 Highway 82, Aspen, CO 81611. Includes 286,986 shares of Common Stock and 4,536 shares issuable upon exchange of OP Units owned by Mr. Galardi. Also includes 461,161 shares of Common Stock and 178,018 shares issuable upon exchange of OP Units owned by companies in which Mr. Galardi owns a significant interest. Certain shares may be deemed to be beneficially owned by Mr. Galardi and may also be deemed to be beneficially owned by Mr. Carden.

(6)
Includes 50,000 shares of Common Stock which Mr. Mizrahi has the right to acquire upon the exercise of stock options.

(7)
Includes 26,250 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Thurber's employment for a price of $.01 per share. The repurchase option will lapse on September 1, 2003 and/or September 1, 2004, based on a performance-based formula. Also includes 12,500 shares of Common Stock which Mr. Thurber has the right to acquire upon the exercise of stock options.

(8)
Includes 7,500 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Perkins' employment for a price of $.01 per share. The repurchase option lapses in three equal installments on October 15, 2003, 2004 and 2005. Also includes 7,500 shares of Common Stock which Mr. Perkins has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

(9)
Includes 1,500 shares of restricted stock, which is subject to repurchase by the Company on termination of Ms. Nooney's employment for a price of $.01 per share. The repurchase option lapses in three equal installments on October 15, 2003, 2004 and 2005. Includes 626 shares issuable upon exchange of OP Units owned by Ms. Nooney's spouse. Ms. Nooney disclaims beneficial ownership of the OP Units owned by her spouse. Also includes 2,250 shares of Common Stock which Ms. Nooney has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

(10)
Mr. Brown's address is 333 Clay Street, Suite 3300, Houston, Texas 77002. Includes 5,000 shares of Common Stock held in an IRA, reported as indirectly beneficially owned by Mr. Brown, and 6,250 shares of Common Stock which Mr. Brown has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

(11)
Mr. Fiedler's address is 156 West 56th Street, Suite 1101, New York, New York 10019. Includes 5,000 shares of Common Stock held in a trust of which Mr. Fiedler is the trustee and 6,250 shares of Common Stock which Mr. Fiedler has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

(12)
Mr. Geary's address is 6171 West Century Boulevard, Suite 100, Los Angeles, California 90045. Includes 6,250 shares of Common Stock which Mr. Geary has the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

(13)
Mr. Itzel's address is 114-B Calle Patricia, San Clemente, CA 92672.

(14)
Includes 48,375 restricted shares, which are subject to repurchase by the Company on termination of employment of the executive officers for a price of $.01 per share. The expiration of the repurchase options is described in the individual footnotes. Includes (i) 2,600 shares issuable upon exchange of OP Units owned by Mr. Carden, (ii) 78,406 shares issuable upon exchange of OP Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael Matkins is trustee, (iii) 263,253 shares of Common Stock and 160,266 shares issuable upon exchange of OP Units owned by Mr. Carden's spouse, (iv) 4,000 shares owned by a trust for the benefit of Mr. Carden's daughter, as to which Mr. Brown is the trustee, (v) 45,529 shares issuable upon exchange of OP Units owned by a limited partnership controlled by Mr. Carden, (vi) 461,161 shares of Common Stock and 178,018 shares issuable upon exchange of OP Units owned by companies controlled by Mr. Carden and in which Mr. Galardi owns a significant interest, (vii) 4,536 shares issuable upon exchange of OP units owned by Mr. Galardi; (viii) 626 shares issuable upon exchange of OP Units owned by Ms. Nooney's spouse, (ix) 5,000 shares held in a trust of which Mr. Fiedler is the trustee and (x) 5,000 shares held in an IRA, indirectly beneficially owned by Mr. Brown. Includes 103,500 shares of Common Stock, which certain executive officers and directors have the right to acquire upon the exercise of stock options within sixty days of February 28, 2003.

  In addition, includes 371,044 shares of Common Stock which Mr. Carden has the right to acquire pursuant to a Put and Call Agreement entered into on October 4, 2001, which provided, among other things, for an option by Mr. Carden and others to purchase 400,000 shares of Common Stock on November 20, 2002, at $16.50 per share and for an option by the holders of such 400,000 shares to sell such shares to Mr. Carden and others on November 20, 2002, at $13.50 per share. The holders of such shares have elected to exercise their option to sell 371,044 such shares to Mr. Carden at $13.50 per share (28,956 of such shares having been previously purchased by Mr. Carden). Mr. Carden has agreed to purchase such shares.

(15)
Based solely on the Schedule 13D filed November 29, 2001, by Mr. Gaines, his address is 1717 East Morten, Phoenix, AZ 85020, and together with IG Holdings, Inc., Hintzin Capital Group, Paradise Wire Pension Plan and Sunshine Wire Pension Plan (entities controlled solely by Mr. Gaines) he holds 193,671 shares of Common Stock. In addition, Mr. Gaines shares voting and dispositive power over 119,069 shares of Common Stock owned by Baseline Investment, a general partnership, Deuce Investment, a general partnership, and Summit Venture, a limited partnership. Mr. Gaines is a 50% owner in each of the partnerships. The Company believes that Mr. Gaines and his affiliates named above own a majority of the shares subject to the Put and Call Agreement referred to in Footnote 12 of this table.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock, to file reports of ownership of, and transactions in, the Company's securities with the SEC, the Amex and the Company. Based solely on the review of copies of such filings received by the Company or any written representations from certain reporting persons, the Company believes that its directors, officers and 10% or more stockholders timely filed all reports required of them during 2001 under Section 16(a), except for Mr. Carden and Mr. Thurber, each of whom filed one late report related to one transaction.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

        As part of the Consolidation, Mr. Carden, members of his family, trusts for the benefit of family members and entities in which Mr. Carden or members of his family had sole or shared control acquired 686,923 shares of Common Stock and 464,819 OP Units.

        As part of the Consolidation Mr. Galardi, members of his family, trusts for the benefit of family members and entities in which Mr. Galardi or members of his family had sole or shared control acquired 713,556 shares of Common Stock and 182,554 OP Units.

        In connection with the Consolidation, the Company entered into a registration rights agreement with persons issued Common Stock and OP Units in private transactions, including certain of the persons referred to above. Under the registration rights agreement, the Company has registered for resale under the Securities Act of 1933, as amended, the Common Stock issued to such persons and the Common Stock issuable in exchange for OP Units issued to them.

        Certain obligations of CGS and its majority-owned affiliates became liabilities of the Company as a result of the Consolidation. These obligations include a distribution payable of approximately $7,883,000 due to the former limited partners of Sierra Pacific Development Fund II in connection with litigation against a subsidiary of CGS relating to secured and unsecured loans, among other matters. This obligation, including additional accrued interest of approximately $186,000 in 2001 and $743,000 in 2002 is reflected in accrued and other liabilities in the consolidated financial statements of the Company as of December 31, 2002. In connection with a settlement agreement reached by the parties to the litigation in January 2003, related to this distribution payable, Mr. Galardi and Mr. Carden acknowledged that they owe the Company the sum of $1,187,695 as indemnification against a portion of the Company's settlement obligation. Mr. Galardi and certain affiliates of Mr. Carden and/or Mr. Galardi are beneficiaries, in part, of the settlement of this distribution payable and are owed an amount in excess of this obligation pursuant to that settlement. Mr. Galardi and Mr. Carden have agreed to pay the Company the principal sum of this obligation, plus interest thereon at the annual rate of 6% from March 15, 2003, in the form of an assignment to the Company of their right to receive $1,187,695 of principal payments on the notes payable to them and their affiliates by reason of the settlement of this distribution payable, plus all interest payable on such principal amount of notes. On December 31, 2002, the receivable of $1,187,695 is reflected as a component of equity in the Company's consolidated financial statements.

        In addition, related party notes payable totaling $2,802,094 along with other accruals associated with the loans were assumed by the Company. At December 31, 2001 and December 31, 2002 (provided in parenthesis) these consisted of the following:

  •
  $1,600,000 unsecured note and accrued interest of $126,036 ($254,036) payable to Mr. Galardi. In 2003, Mr. Galardi agreed to surrender this note and accrued interest for shares of Common Stock.

  •
  $1,000,000 secured note with accrued interest and a participating profit liability of $1,207,081 payable to a California limited partnership, the general partner of which was an entity controlled by Mr. Carden. In October 2002, this obligation, which totaled $2,500,013, was paid upon the sale of Creekside Apartments.

  •
  $202,094 unsecured note ($199,180) and accrued interest of $36,543 ($65,777) payable to Brown Parker & Leahy, L.L.P., a law firm in which Mr. Brown, a director of the Company, was a partner. In 2003, that firm agreed to surrender this note and accrued interest for shares of Common Stock.

        Other related party liabilities totaling $2,024,680 in the form of loans and advances were assumed by the Company as well. These consisted of a $1,060,852 net indebtedness to a limited partnership in which Mr. Carden and Mr. Galardi own an aggregate 66% interest; $242,020 owed to CGS; and $721,808 owed to ASJ, Ltd, a Texas limited partnership, which is owned by Mr. Carden, his spouse and trusts for his children. During 2002, the Company made payments totaling $521,808 on its obligation to ASJ, Ltd., reducing the balance due to $200,000 as of December 31, 2002.

        Effective January 1, 2002, the Company acquired a receivable in the amount of $177,000 from a related party in connection with the Company's assumption of an executive suite in an office building owned by the Company. The Company cancelled this receivable by offsetting the amount of the receivable against the amount payable by the Company to an entity owned by the related party.

        In October 2002, the Company received proceeds of $1,532,000 from two bridge loans on Maple Tree, one of its shopping center properties. One of the loans, which totaled $700,000, was provided by an affiliated entity of Mr. Carden. The mortgages were repaid upon the sale of the property in October 2002.

        In October 2002, the Company paid a sales commission of $112,800 to a brokerage firm in which Ms. Nooney, a Named Executive Officer, holds an ownership interest.

        In December 2002, the Company received proceeds of $800,000 from a loan on Valencia, an office/warehouse property classified as "Real estate held for sale" in the Company's consolidated financial statements. The loan was provided by an affiliated entity of Mr. Carden. The mortgage will be repaid upon the sale of the property, which is expected to occur in the second quarter of 2003.

        Mr. Brown is a partner in a law firm which has provided legal services to the Company in 2002.

        In February 2003, the Company reached an agreement with CGS whereby CGS acknowledged that it owed the Company a net amount of $270,375 which related to several issues asserted by Mr. Carden that were owed by CGS to the Company and by the Company to CGS. This amount is payable on March 15, 2006, with interest accruing from March 15, 2003, at an annual rate of 6% and payable quarterly commencing on June 15, 2003. Mr. Carden is a principal stockholder, an officer and a director of CGS. Mr. Carden and Mr. Galardi have agreed to guarantee this obligation of CGS, and they have secured this guarantee with an assignment to the Company of their right to receive $270,375 of principal payments on the notes payable to them and their affiliates by reason of the settlement of the litigation referred to above, plus all interest payable on such principal amount of notes.

PROPOSAL NUMBER TWO
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        BDO Seidman, LLP has served as the Company's independent auditors since February 22, 2002. BDO Seidman has been selected by the Audit Committee as the Company's independent auditors for the year ending December 31, 2003. BDO Seidman has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of BDO Seidman are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions. The Audit Committee carefully considered BDO Seidman's qualifications and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

        For 2002, the Company paid BDO Seidman the following fees:

Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees (Tax Compliance)
$220,000	-0-	$50,920

        Stockholders will be asked at the Annual Meeting to ratify the selection of BDO Seidman. If the stockholders ratify the selection of BDO Seidman, the Audit Committee may still, in its discretion, decide to appoint a different independent audit firm, at any time during the year 2003, if it concludes that such a change would be in the best interests of the Company and the stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider the retention of the accounting firm.

Required Vote

        A majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required to ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the year 2003.

The Board of Directors recommends a vote FOR Proposal Number Two.

ANNUAL REPORT
AND
FINANCIAL STATEMENTS OF THE COMPANY

        Copies of the Company's Annual Report to Stockholders for 2002 are being mailed to the stockholders with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-K filed with the SEC will be furnished to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company of the cost of preparing and distributing those materials. Written requests should be sent to American Spectrum Realty, Inc., One Memorial Drive, Suite 675, St. Louis, Missouri 63102, Attention: Investor Relations.

STOCKHOLDER PROPOSALS
FOR THE COMPANY'S 2004 ANNUAL MEETING

        Typically, in order to be considered for inclusion in the Company's proxy materials for an annual meeting, stockholder proposals and nominations that are intended to be presented at that meeting must be received by the Secretary of the Company, in writing, no later than 120 days before the first anniversary from the date that the proxy statement for the prior year's annual meeting was released to the stockholders. To present a proposal or nomination for inclusion in the proxy materials for the 2004 Annual Meeting, the proposal or nomination must be delivered to the Secretary of the Company at 7700 Irvine Center Drive, Suite 555, Irvine, CA 92618, not later than January 2, 2004. Other stockholder proposals to be brought before the 2004 Annual Meeting will be considered untimely in accordance with the Company's bylaws unless they are delivered to the Secretary of the Company at 7700 Irvine Center Drive, Suite 555, Irvine, CA 92618, between January 2, 2004 and February 1, 2004.

OTHER INFORMATION

        Proxy authorizations submitted via the Internet or by telephone must be received by 11:00 p.m. Eastern Time on May 6, 2003. To authorize a proxy by the Internet or by telephone, please see the instructions on the proxy card enclosed with these materials. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.

                      By Order of the Board of Directors

                      Harry A. Mizrahi, Secretary

Irvine, California
April 8, 2003

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. 01 02 03 04 05 06 07	Election of Directors Nominees: Timothy R. Brown William J. Carden Lawrence E. Fiedler John N. Galardi William W. Geary, Jr. John F. Itzel Harry A. Mizrahi	FOR ALL the nominees listed to the left (except as marked to the contrary below) ☐	WITHHOLD AS TO ALL the nominees listed to the left ☐			2.	Ratification of appointment of BDO Seidman, LLP as Independent Auditors for fiscal year 2003. FOR AGAINST ABSTAIN ☐ ☐ ☐
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)				MARK THIS BOX IF YOU PLAN TO ATTEND THE MEETING	☐
						The Proxy holder may vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.
						Dated: , 2003
						Signature
						Signature if held jointly

						Please sign exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

^    FOLD AND DETACH HERE    ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/aqq		Telephone 1-800-435-6710		Mail

Use the Internet to vote your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and
submit an electronic ballot.	OR
Use any touch-tone telephone to
vote your proxy. Have your proxy
card in hand when you call. You will
be prompted to enter your control
number, located in the box below,
		and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

AMERICAN SPECTRUM REALTY, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting
of Stockholders to be held on May 7, 2003

        The undersigned stockholder of American Spectrum Realty, Inc. ("American Spectrum") hereby appoints William J. Carden and Harry A. Mizrahi, and each of them individually, with full power of substitution in each of them, attorneys and proxies for the undersigned and authorizes them to represent, with all powers possessed by the undersigned as if personally present at the meeting, and vote all of the shares of common stock of American Spectrum which the undersigned may be entitled, in any capacity, to vote at the Annual Meeting of Stockholders to be held at The Houstonian, 111 North Post Oak Lane, Houston, TX, on May 7, 2003, at 9:00 a.m., local time, and at any adjournments or postponements of such meeting, on the proposals listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with, and as described in, the Notice and accompanying Proxy Statement. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 8, 2003, and the accompanying Proxy Statement and revokes any proxy previously given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side please mark, sign, date and

        Address Change/Comments (Mark the corresponding box on the reverse side)

^    FOLD AND DETACH HERE    ^

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AMERICAN SPECTRUM REALTY, INC. 7700 Irvine Center Drive, Suite 555 Irvine, California 92618
AMERICAN SPECTRUM REALTY, INC. 7700 Irvine Center Drive, Suite 555 Irvine, California 92618
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held on Wednesday, May 7, 2003
To the Stockholders
AMERICAN SPECTRUM REALTY, INC. 7700 Irvine Center Drive, Suite 555 Irvine, California 92618
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS May 7, 2003
General
Solicitation
Voting Procedures
Revocability of Proxies
Background
PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS
Required Vote
The Board of Directors recommends a vote FOR each of the named nominees.
BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR MANAGEMENT
Directors, Executive Officers and Senior Management
Information on Meetings and Committees of the Board of Directors
Audit Committee
Report of the Audit Committee
Compensation Committee
Compensation Committee Report on Executive Compensation
Compensation of Directors
Executive Compensation
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN 2002
AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES
Employment Agreements
Stock Incentive Plan
PERFORMANCE GRAPH
AMERICAN SPECTRUM REALTY INC.
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NUMBER TWO RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Required Vote
The Board of Directors recommends a vote FOR Proposal Number Two.
ANNUAL REPORT AND FINANCIAL STATEMENTS OF THE COMPANY
STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2004 ANNUAL MEETING
OTHER INFORMATION